UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2022

Global Business Travel Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 679-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 per share	GBTG	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GBTG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 9, 2022, Global Business Travel Group, Inc., a Delaware corporation (the “Company”), announced the commencement of (i) its offer to each holder of its outstanding warrants, consisting of (a) publicly traded warrants (the “Public Warrants”), which were issued under the warrant agreement, dated October 1, 2020 (the “Warrant Agreement”), by and between the Company (formerly named Apollo Strategic Growth Capital) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), and (b) warrants that were issued under the Warrant Agreement in a private placement to APSG Sponsor, L.P., a Cayman Islands exempted limited partnership (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”), each exercisable for one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, at an exercise price of $11.50 per share, the opportunity to receive 0.275 shares of Class A Common Stock in exchange for each Warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”), and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the Public Warrants and the holder of the Private Placement Warrants amend the Warrant Agreement. If approved, the Warrant Amendment would permit the Company to require that each Warrant that is outstanding upon the closing of the Offer be converted into 0.2475 shares of Class A Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer. The Offer and Consent Solicitation are made solely upon the terms and conditions in the prospectus/offer to exchange, dated September 9, 2022 (the “Prospectus/Offer to Exchange”) and other related offering materials that are being distributed to the holders of the Warrants. The Offer and Consent Solicitation will expire at one minute after 11:59 p.m., Eastern Standard Time, on October 7, 2022, or such later time and date to which the Company may extend. Pursuant to the terms of the Warrant Agreement, all except certain specified modifications or amendments require the vote or written consent of at least 50% of the outstanding Public Warrants and, solely with respect to any amendment to the terms of the Private Placement Warrants, 50% of the outstanding Private Placement Warrants. Accordingly, the adoption of the Warrant Amendment will require the consent of holders of at least 50% of the outstanding Public Warrants and 50% of the outstanding Private Placement Warrants. Parties representing approximately 40.56% of the Public Warrants and 100% of the Private Placement Warrants have agreed to tender their Warrants in the Offer and to consent to the Warrant Amendment in the Consent Solicitation, pursuant to a tender and support agreement. Accordingly, if holders of an additional approximately 9.44% of the outstanding Public Warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions of the Offer are satisfied or waived, then the Warrant Amendment will be adopted.

On September 9, 2022, the Company issued a press release announcing the commencement of the Offer and Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Has Been Filed with the Securities and Exchange Commission (“SEC”)

The Offer described in this Current Report on Form 8-K commenced on September 9, 2022. On September 9, 2022, a registration statement on Form S-4 and an exchange offer statement on Schedule TO (the “Schedule TO”), including an offer to exchange, a letter of transmittal and consent and related documents, were filed with the SEC by the Company. The Offer to exchange the outstanding Warrants of the Company will only be made pursuant to the Prospectus/Offer to Exchange and Schedule TO, including related documents filed as a part of the Offer. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/OFFER TO EXCHANGE AND SCHEDULE TO FILED OR TO BE FILED WITH THE SEC CAREFULLY, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE EXCHANGE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.  Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to D.F. King & Co., Inc. at (866) 342-4883 (for Warrant holders) or (212) 269-5550 (for banks and brokers) or via the following email address: gbtg@dfking.com.  Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at investors.pwpartners.com.

No Offer or Solicitation

This Form 8-K shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.

None of the Company, any of its management or its board of directors, or the Information Agent, the Exchange Agent or the Dealer Manager makes any recommendation as to whether or not holders of Warrants should tender Warrants for exchange in the Offer or consent to the Warrant Amendment in the Consent Solicitation.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “suggests,” “projects,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “could,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on market opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors in existing and new markets and offerings; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) intense competition and competitive pressures from other companies in the industry in which we operate; (6) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (7) the impact of the COVID-19 pandemic, Russia’s invasion of Ukraine and related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (8) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (9) the effect of a prolonged or substantial decrease in global travel on the global travel industry;(10) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in person business meetings and demand for travel and our services); (11) the effect of legal, tax and regulatory changes; and (12) other factors detailed under the section entitled “Risk Factors” in the Prospectus/Offer to Exchange.

The forward-looking statements contained in this Form 8-K are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Prospectus/Offer to Exchange. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of Global Business Travel Group, Inc., dated September 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS TRAVEL GROUP, INC.

By:	/s/ Eric J. Bock
Name: Eric J. Bock
Title: Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: September 9, 2022

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